Douglas Scully Vice President, Corporate Counsel
One Corporate Drive Shelton, CT 06484-6208 Tel 203 925-6960 douglas.scully@prudential.com

September 30, 2020

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	The Prudential Qualified Individual Variable Contract Account
File No. 811-03625

Members of the Commission:

On behalf of The Prudential Insurance Company of America and The Prudential Qualified Individual Variable Contract Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi-annual report for the following underlying fund for the period ended June 30, 2020, has been submitted to contract owners.

Fund Company	1940 Act Registration No.
The Prudential Series Fund	811-03623

Some of the funds included in the Fund Company’s semi-annual report filing may not be available under every contract offered by the Registrant. We understand that the fund has filed or will file this report with the Commission.

Please call me at (203) 925-6960 if you have any questions.

Very truly yours,

/s/Douglas Scully

Douglas Scully